                                                                 Exhibit 10(ii)

                           SEVENTH AMENDMENT AND WAIVER
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

               SEVENTH AMENDMENT AND WAIVER, dated as of November 5, 1997 (the "Amendment"), to the Amended and Restated Credit Agreement, dated as of April 12, 1995, among NAI Technologies, Inc., a New York corporation (the "Borrower"), The Chase Manhattan Bank, a New York banking corporation, formerly known as Chemical Bank ("Chase"), The Bank of New York, a New York banking corporation ("BNY"), and each of the other financial institutions which from time to time becomes party thereto (together with Chase and BNY, the "Banks"), BNY, as administrative agent (in such capacity, the "Administrative Agent"), and Chase, as collateral agent (in such capacity, the "Collateral Agent").

                                     W I T N E S S E T H :

               WHEREAS, the Borrower, the Banks, the Administrative Agent and the Collateral Agent are parties to that certain Amended and Restated Credit Agreement, dated as of April 12, 1995, (as amended by certain amendments, dated as of August 14, 1995, October 13, 1995, November 6, 1995, January 5, 1996, February 13, 1996, and July 31, 1997, and as hereafter amended, modified and supplemented from time to time, the "Credit Agreement");

               WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used herein as therein defined;

               WHEREAS, the Borrower has requested and the Banks have agreed to enter into this Amendment to provide for, among other things, amendments to certain financial covenants set forth in the Credit Agreement.

               Accordingly, the parties hereto hereby agree as follows:

               Section 1. Waiver. The Banks hereby waive any Default or Event of Default arising from the failure of the Borrower to comply with the requirements of Section 6.17 of the Credit Agreement for the four fiscal quarter period ending on September 30, 1997.

               Section 2. Amendment to Section 6.17. Section 6.17 of the Credit Agreement is hereby amended in its entirety to read as follows:

                      Section 6.17. Maintenance of Interest Coverage Ratio. Permit the Interest Coverage Ratio for the periods set forth below to fall below the ratios set forth opposite such periods:

                         Period                                            Ratio

               One Fiscal Quarter ending December                       1.5 to 1
               31, 1997

               Two Fiscal Quarters ending March 31,                     1.5 to 1
               1998

               Three Fiscal Quarters ending June 30,                    1.5 to 1
               1998

               Four Fiscal Quarters ending September                    1.5 to 1
               30, 1998 and thereafter

               Section 3.  Counterparts.  This Amendment may be
executed in any number of counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.

               Section 4. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the "Effective Date") when all of the following shall have occurred:

               (a) The Banks shall have each received counterparts of this Amendment, duly executed by the Borrower and consented to by each of the Guarantors;

               (b) The Borrower shall be in compliance with all of the terms and provisions set forth in the Credit Agreement to be observed and performed; and

               (c) The Banks shall have received a certificate of the Secretary or Executive Vice President of the Borrower dated the Effective Date and certifying that (i) after giving effect to this Amendment, no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing and (ii) all representations and warranties contained in Section 3 of the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date.

               Section 5. Ratification. Except to the extent hereby amended, the Credit Agreement remains in full force and effect and is hereby ratified and affirmed. References in the Loan Documents to the Credit Agreement shall mean such document as amended by this Amendment, as the same may be further amended, supplemented or otherwise modified from time to time.

               Section 6. Costs and Expenses. All out-of-pocket expenses incurred by the Banks, including the reasonable fees and disbursements of Zalkin, Rodin & Goodman LLP, special counsel for the Agents and the Banks, incurred in connection with the negotiation and preparation of this Amendment shall be paid by the Borrower as provided in Section 9.05 of the Credit Agreement. The Borrower hereby confirms that the Borrower shall be obligated to reimburse the Banks' reasonable expenses incurred in the retention of a financial advisor to the Banks in connection with the administration of the Loans or the protection or enforcement of the Banks' rights in connection therewith.

               Section 7. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent, the Collateral Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein.

               Section 8. Applicable Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO
BE PERFORMED WHOLLY WITHIN SUCH STATE.

               Section 9.  Headings.  Section headings in this
Amendment are included herein for convenience or reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

               Section 10. Integration. This Amendment represents the entire agreement of the parties hereto with respect to the amendment of the Credit Agreement and the terms of any letters and other documentation entered into among the Borrower and any Bank or the Administrative Agent or the Collateral Agent prior to the execution of this Amendment which relate to the amendment of the Credit Agreement shall be replaced by the terms of this Amendment.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                      NAI TECHNOLOGIES, INC.

                                      By Richard A. Schneider
                                        _________________________________
                                          Title: Executive Vice President

                                      THE BANK OF NEW YORK
                                      as Administrative Agent and as
                                      a Bank

                                      By  Brenda M. Sorg
                                        _________________________________
                                          Vice President

                                      THE CHASE MANHATTAN BANK as
                                      Collateral Agent and as a Bank

                                      By  Diane E. Vaccarelli
                                         ____________________________
                                          Vice President

Consented to as of this
5th  day of November, 1997

NAI TECHNOLOGIES - SYSTEMS DIVISION CORPORATION

By:  Richard A. Schneider
   _____________________________
      Title: Treasurer

WILCOM, INC.

By: Richard A. Schneider
   _____________________________
      Title: Treasurer

CODAR TECHNOLOGY, INC.

By:  Richard A. Schneider
   _____________________________
      Title: Treasurer